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                                  EXHIBIT 10.82

                            ASSET PURCHASE AGREEMENT

         Asset Purchase Agreement (this "Agreement"), dated as of February 12, 2001, made by and between Internet Creations, Inc. (d/b/a Internet Connections), a Virginia corporation ("Internet Creations" or "SELLER") and Access Technology, Inc., a Virginia corporation ("BUYER").

         WHEREAS, SELLER desires to sell substantially all of its assets, "as-is" and "where-is" to BUYER pursuant to the terms and conditions set forth in this Agreement;

         WHEREAS, BUYER is willing to purchase the Assets from SELLER pursuant to the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, BUYER and SELLER hereby adopt this Agreement, and hereby agree as follows:

1.       SALE AND TRANSFER OF ASSETS

         1.1 Subject to the terms and conditions of this Agreement, SELLER hereby agrees to sell, convey, assign, transfer and deliver to BUYER, and BUYER agrees to purchase, at the Closing (as hereafter defined), to the extent, but only to the extent assignable without consent of third parties, only those properties, assets, rights and business of SELLER which are set forth in Exhibit A attached hereto, as they shall exist as of February 12, 2001 (the "Assigned Assets") as follows (but, in any event, excluding all Retained Assets (as defined in Section 1.2 hereof)):

         (i) All of SELLER's existing customer base (the "Existing Customer Base") as of the date of Closing, only to the extent set forth on Exhibit A attached hereto, and all related files and records relating thereto;

         (ii) Accounts receivable, notes receivable and other rights of SELLER to receive payments for products sold and/or services rendered arising from sales after the Closing Date, based on the date of SELLER's rendering services or date of delivery of product, not the invoice date, only to the extent as set forth on Exhibit A attached hereto; and

         (iii) All of SELLER's equipment and software, as set forth on Exhibit A attached hereto.

         For purposes of this Agreement, the Assigned Assets are being sold, conveyed, assigned, transferred and delivered to BUYER "AS-IS, WHERE-IS," without representation or warranty of any kind, express or implied, except as specifically set forth herein.


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         1.2 Anything contained in Section 1.1 above to the contrary notwithstanding, the following properties, assets, rights and interests of the business of SELLER (the "Retained Assets") are expressly excluded from the purchase and sale contemplated hereby, and, as such, are not included in the Assigned Assets:

         (i) cash, cash equivalents and accounts receivable, as accrued in the ordinary course of business, prior to the Closing Date; and

         (ii)     all other assets of SELLER that are not Assigned Assets.

         1.3 Subject to the terms and conditions of this Agreement, BUYER, upon the sale and purchase of the Assigned Assets, shall hereby assume, pay and discharge when due only the following liabilities and obligations (the "Assumed Liabilities"):

         (i) all liabilities and obligations of SELLER under any warranties to customers with respect to goods or products sold or leased or services provided prior to the Closing Date by SELLER or by its predecessors in interest, based on the date of vendors' rendering services or date of delivery of product, not the invoice date for expenses and liabilities, as set forth or reflected on Exhibit B attached hereto; and

         (ii) all other liabilities and obligations of SELLER from and after the Closing Date, as set forth in or reflected on Exhibit B attached hereto.

         1.4 Any provision to this Agreement to the contrary notwithstanding, BUYER will not and does not assume the following liabilities and obligations (the "Retained Liabilities") of SELLER even if, to any extent, they arose in connection with, were incurred by or were related to, the operation of SELLER's business:

         (i) any liabilities or any existing employment obligations or benefits, such as, without limitation, taxes, withholding, deferred compensation, bonuses, vacation, sick leave or other arrangements, and any such obligations, benefits or arrangements existing as of the Closing Date shall either remain the responsibility of SELLER, or terminate as the case may be, in accordance with applicable laws;

         (ii)     any leases or accounts payable of SELLER; and

         (iii) any liabilities or expenses relating to and incurred before the Closing Date, based on the date of vendors' rendering services or date of delivery of product, not the invoice date for expenses and liabilities.

2.       CONSIDERATION

         2.1 The purchase price for the Assigned Assets (the "Purchase Price") shall be $320,000, $47,000 of which shall be payable at Closing and $273,000 which shall be evidenced by the Note (as described in Section 4.1(b)).


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3.       CLOSING

         3.1 The closing shall take place at the offices of Access Technology, Inc., 403 Twinridge Lane, Richmond VA 23235 , at 10:00 a.m. on February 12, 2001 (the "Closing"), or such other place and time as may be mutually agreed. The date of Closing is hereinafter referred to as the Closing Date.

4.       CONDITIONS TO CLOSING

         4.1 BUYERS obligation to purchase the Assigned Assets pursuant to this Agreement is subject to the fulfillment, at the Closing, of the following conditions:

         (a) BUYER shall make a cash payment to SELLER in the amount of $47,000 in immediately available funds (the "Closing Payment"). Additionally, BUYER shall issue a senior promissory note to SELLER (the "Note") in the principal amount of $273,000, bearing interest at a rate of nine (9%) percent per annum. Principal and interest on the Note shall be payable in equal payments every month for thirty-six (36) months beginning one month following the Closing Date for 36 payments in amounts of $8,681.35 each. BUYER shall grant a lien on and security interest in all of its assets as collateral security for the due payment and performance of all indebtedness, liabilities and obligations under the Note, as set forth in a security agreement between SELLER and BUYER, attached hereto as Exhibit C, and execute one or more financing statements pursuant to the Uniform Commercial Code thereunder.

         (b) At the Closing, SELLER shall execute and deliver to BUYER an Assignment, the form of which is attached as Exhibit D hereto, assigning to BUYER all of the Assigned Assets, and Bill of Sale, the form of which is attached hereto as Exhibit E, which vests title to the Assigned Assets in BUYER to the extent provided by this Agreement.

         (c) The representations and warranties of SELLER and BUYER contained in this Agreement shall be true and correct when made, and shall be true and correct at the Closing with the same force and effect as if they had been made at and as of such time; and each SELLER and BUYER shall have performed all obligations and conditions herein required to be performed or observed by it at or prior to the Closing.

5.       REPRESENTATIONS AND WARRANTIES OF SELLER

         5.1 SELLER hereby represents, warrants and agrees to BUYER as follows:

         (a) SELLER are corporations duly organized, validly existing and in good standing under the laws of their respective states. SELLER has all necessary corporate power and authority to own and conduct its business as is currently being conducted.


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         (b) SELLER has full corporate power and authority to execute and deliver this Agreement and each instrument contemplated hereunder and to otherwise consummate the transactions contemplated hereunder. The board of directors of SELLER have duly approved and authorized the execution and delivery of this Agreement and each of the instruments and transactions contemplated hereunder. This Agreement and each of the instruments contemplated hereunder to which SELLER is a party constitutes, or will constitute when executed and delivered, a valid and binding agreement of SELLER enforceable in accordance with its terms.

6.       REPRESENTATIONS AND WARRANTIES OF BUYER

         6.1 BUYER represents, warrants and agrees to SELLER as follows:

         (a) BUYER is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia. BUYER has all necessary corporate power and authority to own and conduct its business as is currently being conducted.

         (b) BUYER has full corporate power and authority to execute and deliver this Agreement and each instrument contemplated hereunder and to otherwise consummate the transactions contemplated hereunder. The board of directors of BUYER has duly approved and authorized the execution and delivery of this Agreement and each of the instruments and transactions contemplated hereunder. This Agreement and each of the instruments contemplated hereunder to which BUYER is a party constitutes, or will constitute when executed and delivered, a valid and binding agreement of BUYER enforceable in accordance with its terms.

         (c) Neither the execution and delivery of this Agreement by the BUYER, nor compliance with the terms and provisions of this Agreement, on the part of BUYER will: (a) violate any statute or regulation of any governmental authority, domestic or foreign, affecting the BUYER; (b) require the issuance of any authorization, license, consent or approval of any federal or state governmental agency; (c) conflict with or result in a breach of any of the terms, conditions or provisions of any judgment, order, injunction, decree, note, indenture, loan agreement or any agreement or instrument to which BUYER is a party, or by which BUYER is bound, or constitute a default thereunder; or (d) require the approval, ratification or consent of any third party.

         (d) BUYER represents that it is a solvent corporation and the consummation of this Agreement and the terms thereunder will not render BUYER insolvent.

7.       COVENANTS

         7.1 SELLER hereby indemnifies and holds BUYER harmless from and against, and agrees to defend promptly BUYER from and reimburse BUYER for, any and all losses, including attorneys' fees, that BUYER or any officer, director or shareholder thereof may at any time suffer or incur, or become subject to, as a result of or in connection with (i) any breach or inaccuracy of any of the representations and warranties made by SELLER in or pursuant to this


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Agreement; (ii) any failure by SELLER to carry out, perform, satisfy and discharge any of its covenants, agreements, undertakings, liabilities or obligations under this Agreement or under any of the documents and instruments delivered by SELLER pursuant to this Agreement; and (iii) claims by third parties against BUYER relating to the operation and ownership by SELLER of the Assigned Assets before the Closing Date.

         7.2 BUYER hereby indemnifies and holds SELLER harmless from and against, and agrees to defend promptly SELLER from and reimburse SELLER for, any and all losses, including attorneys' fees, that SELLER or any officer, director or shareholder thereof may at any time suffer or incur, or become subject to, as a result of or in connection with (i) any breach or inaccuracy of any of the representations and warranties made by BUYER in or pursuant to this Agreement;
(ii) any failure by BUYER to carry out, perform, satisfy and discharge any of its covenants, agreements, undertakings, liabilities or obligations under this Agreement or under any of the documents and instruments delivered by BUYER pursuant to this Agreement; and (iii) claims by third parties against SELLER relating to the operation and ownership by BUYER of the Assigned Assets after the Closing Date.

         7.3 The transactions contemplated by this Agreement shall be consummated without compliance with the bulk sales laws of any state. If by reason of any applicable bulk sales law any claims are asserted by creditors of SELLER, such claims shall be the responsibility of BUYER in the case of claims arising under any Assumed Liabilities or the responsibility of SELLER in the case of claims arising under any other liabilities of SELLER. SELLER does not sell inventory from stock.

         7.4 BUYER is entering into this Agreement in reliance on its ability to acquire the Assigned Assets for use in the operation of its Internet business. In order to protect and preserve BUYER'S undertaking, SELLER hereby agrees and covenants (and will cause its owners and affiliated companies to agree and covenant) not to engage in the Internet service provider business, except in the automotive vertical markets, for a period of two (2) years following the Closing Date, in the Commonwealth of Virginia and in an area within a 250 mile radius of BUYER.

         7.5 SELLER shall use its commercially reasonable efforts to maintain service to existing customers until BUYER can fully perform such services, but no later than thirty (30) days after the Closing Date.

8.       GOVERNING LAW; MISCELLANEOUS

         8.1 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia without regard to principles of choice of law or conflict of laws that would defer to the substantive law of another jurisdiction. SELLER irrevocably consents to the jurisdiction of the United States federal courts and the state courts located in the City of Richmond in the Commonwealth of Virginia in any suit or proceeding based on or arising under this Agreement and irrevocably agrees that all claims in respect of such suit or proceeding shall be determined exclusively in such courts. SELLER irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. SELLER


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further agrees that service of process mailed by first class mail shall be deemed in every respect effective service of process in any such suit or proceeding. Nothing herein shall affect the right of BUYER to serve process in any other manner permitted by law. SELLER agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

         8.2 This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

         8.3 The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

         8.4 If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

         8.5 This Agreement and the other agreements and instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither SELLER nor BUYER makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by SELLER and BUYER.

         8.6 Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

                  If to SELLER:

                  Internet Creations, Inc. (d/b/a Internet Connections) Fidelity Holdings, Inc.
                  80-02 Kew Gardens Road, Ste 5000
                  Kew Gardens, New York 11415
                  Telecopy: (718) 793-2455
                  Attention: Mordechai Book, Esq.


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                  With a copy to:
                  Littman Krooks Roth & Ball P.C.
                  655 Third Avenue
                  New York, NY 10017
                  Telecopy: (212) 490-2990
                  Attention: Mitchell C. Littman, Esq.

                  If the BUYER:

                  Access Technology, Inc.
                  403 Twinridge Lane
                  Richmond, VA 23235
                  Telecopy:
                  Attn: Ken Sikora

                  With a copy to:

                  Stotts, Williams & Hughes
                  701 Twinridge Lane
                  P.O. Box 35455
                  Richmond, VA 23235
                  Telecopy: (804) 320-4700
                  Attn: Mike Williams, Esq.

         Each party shall provide notice to the other parties of any change in address.

         8.7 This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Except as provided herein, neither SELLER nor BUYER shall assign this Agreement or any rights or obligations hereunder. Notwithstanding the foregoing, BUYER may assign its rights hereunder to any of its "affiliates," as that term is defined under the Exchange Act, without the consent of SELLER or to any other person or entity with the consent of SELLER, so long as each assignee agrees in writing to be bound by the terms hereof and to make the representations and warranties set forth in Section 2 hereof.

         8.8 This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         8.9 Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.




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         IN WITNESS WHEREOF, the undersigned have caused this Agreement to go into effect as of this 12th day of February, 2001.

BUYER:

By:
    ------------------------------------
Name:
Title:


SELLER:

Internet Creations, Inc.


By:
    ------------------------------------
Name:
Title:




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